UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 10, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware               000-24394               52-1790357
          (State of              (Commission             (IRS Employer
          Incorporation)         File Number)            Identification No.)


          77-530 Enfield Land, Bldg D
          Palm Desert, California                         92211
          (Address of principal executive offices)        (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On November 10, 2004, Penn Octane Corporation's affiliate, Rio Vista Energy Partners L.P., issued a press release regarding Rio Vista's engagement of TRC Companies, Inc. to assist Rio Vista in considering strategic alternatives. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.   Financial Statements And Exhibits

     (c)  Exhibits

          99.1     Press release dated November 10, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PENN OCTANE CORPORATION


Date:  November 15, 2004                   By:  /s/ Ian T. Bothwell
                                              -------------------------------
                                              Ian T. Bothwell,
                                              Vice President, Chief Financial
                                              Officer, Treasurer and Assistant
                                              Secretary (Principal Financial
                                              and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.     Description                                        Page No.
-----------     -----------                                        --------

99.1            Rio Vista Press Release dated November 10, 2004           5